Exhibit 99.1

Agenda Business Objects: the year in review Business Objects strategic vision Acquisition of Crystal Decisions Terms of the transaction Presentation of David Roux, new director Conclusion

Continued Record of Business Performance 91 92 93 94 95 96 97 98 99 '00 '01 '02 '03 328.6 376.6 1.622 5.681 14.1 30.2 60.2 85.5 114.5 167 241.6 348.9 415.8 126.2 Q3 2003: +18% vs Q3 2002 9M 2003: +15% vs 9M 2002 Only 5 public software companies with 10 years of growth and profitability: MSFT: 17 yrs SAP: 15 yrs and ... BOBJ: 10 yrs

Release of BusinessObjects Enterprise 6 Entirely updated product line Industry's best web query, reporting, and analysis Most advanced and complete suite of analytic applications Best connectivity to packaged applications Most integrated BI suite

Release of BusinessObjects Enterprise 6 Customer Uptake Over 3,000 customer downloads Hundreds of customers in production Customer Reaction Very favorable feedback on new functionality, ease-of-use, and performance More than 50% plan to increase their deployment size due to Enterprise 6 Market Reaction Recognized on all core Gartner BI Magic Quadrants Very positive customer reviews

Agenda Business Objects: the year in review Business Objects strategic vision Acquisition of Crystal Decisions Terms of the transaction Presentation of David Roux, new director Conclusion

Our Vision Be the leading provider of enterprise business intelligence software Drive the future of business intelligence Be a 1 billion dollar organization before 2005 Ensuring we have the resources to deliver the best products and services to our customers Be one of the 10 best software companies in the world Customer impact Financial performance Employee satisfaction

Our Vision We enable the intelligent enterprise 2005 We provide BI products and services 2002 $450M+ $1B+ We are the absolute leader in enterprise business intelligence solutions We teach our customers best practices in how to turn information into enterprise performance improvements We are a major brand name in the software industry

Our Vision Be the unique Business Intelligence provider for our customers An integrated product line offering to meet all their needs Reporting Query & Analysis Performance Management Analytic Applications Data Integration BI Infrastructure

Agenda Business Objects: the year in review Business Objects strategic vision Acquisition of Crystal Decisions Terms of the transaction Presentation of David Roux, new director Conclusion

Crystal Decisions Overview Crystal Decisions is the leading information infrastructure company focused on reporting and information delivery Founded in 1984 and based in Vancouver, Canada Industry-leading enterprise reporting products and technology Large installed base - one of the largest in the industry Over 25K customers and over 14M licenses Impactful strategic partnerships 350 OEM partners, including SAP, Microsoft, and PeopleSoft Embedded in Microsoft Visual Studio for nearly 10 years 1,700 employees 600 sales and marketing 450 research and development One of the best known product brands in business intelligence Over 15 years of market exposure

An Exceptional Growth BI highest growth rate Good profitability >17% '00 '01 '02 '03 180 232.8 145.9 189.9 73.8 $145.9M $189.9M $253.8M 9M02 9M03

Customers Want a Clear Leader in BI Customers want Fewer supplier relationships to manage Broader, integrated product line offerings A safe choice BI standardization is the next wave Reduces administration costs Reduces procurement costs Reduces integration costs Reduces vendor risk Brings order to a chaotic situation With this transaction, Business Objects becomes the clear choice for BI standardization

Strategic Rationale of the Acquisition Largest BI company Strongest, most complete BI product line All types of users, all BI segments Powerful range of distribution channels Enterprise sales to OEMs Significant expansion opportunities Product cross-sell and international presence Delivers an unparalleled level of customer value Products, services and partners Combining two complementary BI market leaders

Establishing the Leader in BI Combined revenue run rate of $800M+ 3,900 employees Over 700 partners Over 16M licenses >20 patents approved or pending Combined Cognos Informatica Microstrategy Actuate 111 59.9 22.774 17.652 12.223 (*) Numbers based on latest reported quarterly BI license revenue Q3 2003 License Growth BOBJ $58,044 8% CRYSTAL $52,534 26% COMBINED $110,578 16% License Revenue (*)

Strongest Most Complete Product Line Executives: Performance Management Scorecards and dashboards Alerting Analysts: Query and Analysis Ad hoc query and reporting Interactive analysis Information consumers: Reporting Receive reports Refresh, prompt Crystal Decisions Business Objects

An Unparalleled Level of Customer Value Complete suite of BI products from a single vendor Combines industry-leading data integration, QRA, enterprise reporting, EPM, and analytics into a single BI platform Minimizes cost of ownership, maximizes business value The best and largest R&D organization 1,100 engineers dedicated to business intelligence The best and largest service organization More than 1,000 employees dedicated to customer service Complemented with world class partners

Integration Planning Process Update Integration Steering Committee run by Bernard Liautaud Key Task Forces: Product Development, Go to Market, Corporate Services All activities are co-led by Business Objects and Crystal executives Sub-teams and nearly 170 initiatives focused on every area of the business Disciplined approach to the integration process * Based on July 17, 2003 closing prices. Go to Market Integration Steering Committee Corp Services Product Integration Office Initiative Initiatives Initiative Initiatives Initiative Initiatives

Integration process update Organization defined Executive Committee announced Level 2 and 3 management teams defined for the combined entity Product Strategy Development planning and product roadmap defined and to be announced early January Team organization finalized Go to Market Sale strategy in place Combined organization announced and ready for start early January

Agenda Business Objects: the year in review Business Objects strategic vision Acquisition of Crystal Decisions Terms of the transaction Presentation of David Roux, new director Conclusion

Valuation of Crystal Decisions The merger consideration has been determined on the basis of the estimated financial contribution of Crystal Decisions to the combined company's value (38.5%) Estimated average contribution Net income contribution (04 est.) Total revenue contribution (04 est.) Licence revenue contribution BO 0.615 0.595 0.642 0.598 CD 0.385 0.405 0.358 0.402

Consideration to be paid in the transaction Payment of a mix of cash and Business Objects shares to the direct and indirect Crystal Decisions common stockholders Conversion of Crystal Decisions stock options into options to acquire Business Objects ADS

Calculation of the merger consideration The merger consideration at signing (July 18, 2003) Stock portion: 26.5 million Business Objects shares/ADSs Cash portion: $300 million Adjustment of the merger consideration Total cash proceeds received by Crystal Decisions in connection with option exercises between signing and closing Valuation of outstanding Crystal Decisions stock options on the basis of the average closing sale prices of Business Objects ADSs on the Nasdaq for the 10 trading days ending on the third trading day prior to the closing date The merger consideration at closing (Dec. 11, 2003) Stock portion: 26.8 million Business Objects shares/ADS Cash portion: $307.6 million

Business Objects' share capital increase + Total nber of shares to be issued: 29,611,307 - Treasury shares to be issued: 6,310,234 to a 100% Business Objects' sub (Option Sub) to insure future delivery of Business Objects ADSs upon exercise of converted Crystal Decisions stock options = Base nber of shares to be issued: 23,301,073 + Nber of shares equal to the value of Crystal Decisions options converted *: 3,488,302 = Total nb of shares to be issued (treasury stock method)**: 26,789,375 *Based on the closing price on 8 Dec. 03 ($33.28) **To be used for the purpose of calculating the EPS on a fully diluted basis

Allocation of share capital and voting rights Actionnaires actuels de Business Objects Actionnaires actuels de Crystal Decisions Auto-controle (Option Sub) East 0.68790000130967 0.2456 0.0665 Actionnaires actuels de Business Objects Actionnaires actuels de Crystal Decisions East 0.7368 0.2632 Current shareholders of Business Objects Current stockholders of Crystal Decisions Treasury shares held by Option Sub Share Capital Voting rights

Agenda Business Objects: the year in review Business Objects strategic vision Acquisition of Crystal Decisions Terms of the transaction Presentation of David Roux, new Director Conclusion

David Roux Managing member of Silver Lake Partners, a private equity firm he co- founded in January 1999 46 year old An excellent knowledge of the Crystal Decisions Group organization and activities A long expertise of management teams and board of directors in companies in the same field of activities or other high tech sectors

David Roux Current mandates and positions Managing member and co-founder of Silver Lake Partners Director, Crystal Decision Chairman of the Board, New SAC Director: Seagate Technology, EConnections, Gartner and Veritas, and SubmitOrder.com, for which he is also member of the Remuneration Committee Experience 2000-2002: Chairman of the Board, Seagate Technology 1998: Chairman and CEO, Liberate Technologies 1994-1998: Manager, Oracle Corporation 1992-1994: Senior Vice President Marketing & Development, Central Point Software

Agenda Business Objects: the year in review Business Objects strategic vision Acquisition of Crystal Decisions Terms of the transaction Presentation of David Roux, new director Conclusion

Conclusion BI is an attractive market Highest growth rates of the software industry Significant interest from the top industry players We are changing the landscape of the BI industry Our leadership will help solidify BI as an independent category We are becoming THE choice for companies Business Objects is ready for integration 5 months of preparation to be an integrated company from January on

Forward-Looking Statements This document contains forward-looking statements that involve risks and uncertainties concerning Business Objects' following its acquisition of Crystal Decisions, including Business Objects' expected financial performance, as well as Business Objects' strategic and operational plans. Actual events or results may differ materially from those described in this document due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, Business Objects' ability to successfully integrate Crystal Decisions' operations and employees; Business Objects' ability to transition Crystal Decisions' customers; the introduction of new products by competitors or the entry of new competitors into the markets for Business Objects' products; and economic and political conditions in the U.S. and abroad. More information about potential factors that could affect Business Objects' business and financial results is included in Business Objects' Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, Quarterly Report On Form 10-Q for the quarterly period ended September 30, 2003 and Business Objects' Registration Statement on Form S-4 (Registration No. 333-108400) including (without limitation) under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are on file with the Securities and Exchange Commission (the "SEC") and available at the SEC's website at www.sec.gov. Business Objects is not obligated to undertake any obligation to update these forward-looking statements to reflect events or circumstances after the date of this document.